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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of First SunAmerica Life Insurance Company, of our report dated March 25, 1998 relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated January 27, 1998 relating to the financial statements of Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of First SunAmerica Life Insurance Company, which appear in such Prospectus and Statement of Additional Information. We also consent to the references to us under the headings "Independent Accountants" "Financial Statements" in such Prospectus and Statement of Additional Information, respectively.



PRICE WATERHOUSE LLP
Los Angeles, California
March 25, 1998